Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

  22  20  18  16  14  12  10 7/19/2024 8/19/2024 9/19/2024 10/19/2024 11/19/2024 12/19/2024    Top 10 Obligor Exposure  Top 10 Positions ASURION, LLC 0.7% LCM 42 Ltd. 5.0% TRANSDIGM INC. 0.6% CQS US CLO 2023?3 Ltd. 4.2% CLOUD SOFTWARE GROUP, INC. 0.4% Regatta XIX Funding Ltd. 3.6% WEC US HOLDINGS LTD. 0.4% LCM 39 Ltd. 3.4% ALLIED UNIVERSAL HOLDCO LLC 0.4% RR 19 Ltd. 3.1% MEDLINE BORROWER, LP 0.4% AMMC CLO 24 Ltd. 3.1% PERATON CORP. 0.4% 37 Capital CLO 1 Ltd. 3.1% SEDGWICK CLAIMS MANAGEMENT SERVICES, INC. 0.4% 37 Capital CLO 2 Ltd. 2.9% VIRGIN MEDIA BRISTOL LLC 0.4% Harvest US CLO 2024?1 Ltd. 2.9% INEOS US FINANCE LLC 0.4% TCW CLO 2024?2 Ltd. 2.9% Total 4.3% Total 34.2%  Top 10 CLO managers  Top 10 Industry Exposure LCM 10.2% Software 8.5% Ares 9.3% Health Care Providers & Services 5.4% Apollo 9.2% Chemicals 4.7% Putnam 7.3% Media 4.3% Investcorp 6.7% Commercial Services & Supplies 4.1% York 5.6% Hotels, Restaurants & Leisure 4.0% Napier 5.1% Professional Services 3.8% CQS 5.1% Building Products  3.1% OakTree 5.0% Insurance  3.0% Sound Point 4.6% Diversified Financial Services 2.9% Total 68.1% Total 43.9%    35% 30% 25% 20% 15% 10% 5% 0%   2013 2015 2016 2019 2020 2021 2022 2023 2024 Closing Date 40% 35% 30% 25% 20% 15% 10% 5% 0%   2026 2027 2028 2029 2030 RED    40% 35% 30% 25% 20% 15% 10% 5% 0%               Moody's Rating 80% 70% 60% 50% 40% 30% 20% 10% 0%   <70 70?80 80?90 90?95 95?97.5 97.5?100 >=100 Loan Market Price  1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.  Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2. Totals may not always sum due to rounding. 1 PEARL DIVER CREDIT COMPANY INC. December 2024     28.0% 28.7% 24.6%       35.0% 31.2% 20.8%   Underlying Collateral Rating Distribution   71.9% 15.4%      34.9% 17.1%  17.4%  10.8%    % of Fund NAV % of Fund NAV A3 or? Baa1 Baa2 Baa3 Ba1 Ba2 Ba3 B1 B2 B3 Caa1 Caa2 Caa3 Below CCC N/R Closing Price Per Share ($) % of Fund NAV % of Fund NAV Common Stock Data as of 12/31/2024  Ticker Symbol PDCC Total Net Asset Value $135.22 million Net Asset Value Per Share $19.89 Closing Price Per Share $20.45 Premium / Discount 2.8% Total Market Capitalization $138.99 million Current Dividend Yield 12.9% Frequency of Payments Monthly Summary of Underlying Portfolio  Number of Unique Underlying Obligors 1,230 Number of Underlying Loans 1,659 Average Individual Obligor Exposure 0.08% Aggregate Balance of Underlying Loans $18.99 billion Cash Proportion of Fund 17.3% Currency: USD Exposure 100%

1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.

Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2.
Totals may not always sum due to rounding.	1

Investors should consider Pearl Diver Credit Company Inc.’s (the “Company”) investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus contains this and other important information about the fund. Investors should read the Company’s prospectus and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. The investment program of the Company is speculative and entails substantial risk, including the possible loss of principal. There can be no assurance that Company’s investment objectives will be achieved. An investment in the Company is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The Company invests a significant portion of its assets in CLO equity securities, which often involve risks that are different from or more acute than risks associated with other types of credit instruments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement is filed with the SEC is effective.

The information and its contents are the property of the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

Investor Contact: Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945